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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 24, 2002


                               Semtech Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                           1-6395                     95-2119684
(State or other jurisdiction of         (Commission         (IRS Employer Identification No.)
 incorporation or organization)         File Number)

200 Flynn Road
Camarillo, California                                             93012-8790
(Address of Principal Executive Offices)                          (Zip Code)


                                 (805) 498-2111
              (Registrant's telephone number, including area code)

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Item 4.  Change in the Registrant's Certifying Accountant.
         ------------------------------------------------

On June 18, 2002, the Board of Directors of Semtech Corporation (the "Company") determined, upon the recommendation of its audit committee, to appoint Ernst & Young LLP as the Company's independent public accountants, replacing Arthur Andersen LLP. The Company dismissed Arthur Andersen LLP on the same date. Ernst & Young LLP has notified the Company that it has accepted the engagement.

The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company as of and for the fiscal years ended January 28, 2002 and January 29, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years of the Company, ended January 28, 2002 and January 29, 2001 respectively, and the subsequent interim period to the date hereof, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company and the subsequent interim period to the date hereof.

During the two most recent fiscal years of the Company and the subsequent interim period to the date hereof, the Company did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided Arthur Andersen a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter dated June 24, 2002 stating that it has found no basis for disagreement with such statements.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Exhibit Number             Description of Document
--------------             -----------------------
16                         Letter from Arthur Andersen LLP dated June 24, 2002


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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2002                             SEMTECH CORPORATON



                                                By:   /s/   David G. Franz, Jr.
                                                    ----------------------------
                                                     David G. Franz, Jr.
                                                     Chief Financial Officer

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                                INDEX TO EXHIBITS


Exhibit Number             Description of Document
--------------             -----------------------

16                         Letter from Arthur Andersen LLP dated June 24, 2002




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